UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2012

GLYECO, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30396	45-4030261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4802 East Ray Road, Suite 23-196 Phoenix, Arizona		85044
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (866) 960-1539

N/A
(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported by GlyEco, Inc., a Nevada corporation (the “Company”), on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on December 21, 2011 and subsequently amended on January 10, 2012, the Company, through Acquisition Sub (defined below), acquired the business and substantially all of the assets of Recycool, Inc., a Minnesota corporation (“Recycool”), effective January 1, 2012,  pursuant to that certain Asset Purchase Agreement, dated December 16, 2011, as amended (the “Agreement”), by and among the Company, Recycool, Marty Rosauer, Kurt Rosauer and Dennis Scott (collectively, the “Selling Principals”), and GlyEco Acquisition Corp #1, an Arizona corporation and wholly-owned subsidiary of the Company (the “Acquisition Sub”) in consideration for an aggregate of 543,750 shares (the “Shares”) of Common Stock of the Company.  The Shares are deemed to be restricted under Rule 144 of the Securities Act of 1933, as amended.

The Company is filing this Form 8-K/A (Amendment No. 2) to file as Exhibits 99.1 and 99.2 thereto, the required financial statements of Recycool and pro forma information of the Company required by Item 9.01(a) and (b)  of Form 8-K and Regulation S-X promulgated by the Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.:	Description:
10.1(1)
Asset Purchase Agreement, dated December 16, 2011, by and among Recycool, Inc., a Minnesota corporation, Marty Rosauer, Kurt Rosauer, Dennis Scott, GlyEco Acquisition Corp #1, an Arizona corporation and wholly-owned subsidiary of GlyEco, Inc., a Nevada corporation.

10.2(2)
Amendment No. 1, dated December 27, 2011, to that certain Asset Purchase Agreement, dated December 16, 2011, by and among Recycool, Inc., a Minnesota corporation, Marty Rosauer, Kurt Rosauer, Dennis Scott, GlyEco Acquisition Corp #1, an Arizona corporation and wholly-owned subsidiary of GlyEco, Inc., a Nevada corporation.

10.3(2)
Amendment No. 2, dated January 1, 2012, to that certain Asset Purchase Agreement, dated December 16, 2011, by and among Recycool, Inc., a Minnesota corporation, Marty Rosauer, Kurt Rosauer, Dennis Scott, GlyEco Acquisition Corp #1, an Arizona corporation and wholly-owned subsidiary of GlyEco, Inc., a Nevada corporation.

99.1(3)	Audited 2011 Financial Statements of Recycool, Inc., including Auditor’s Report, dated February 11, 2012, and Notes thereto.
99.2 (3)	Pro-forma Financial Information of GlyEco, Inc. and Subsidiaries – December 31, 2011

(1)	Filed as an exhibit to Form 8-K filed on December 21, 2011 and incorporated by reference herein.
(2)	Filed as an exhibit to Form 8-K/A (Amendment No. 1) filed on January 10, 2012 and incorporated by reference herein.
(3)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLYECO, INC.

Dated: March 16, 2012	By:	/s/ John Lorenz
John Lorenz President and Chief Executive Officer, Director (Principal Executive Officer)